Synovus	4 of 9
INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)

	Six Months Ended
	June 30,
	2009	2008	Change
Interest income (taxable equivalent)	$773,284	964,330	(19.8)%
Interest expense	271,037	409,950	(33.9)

Net interest income (taxable equivalent)	502,247	554,380	(9.4)
Tax equivalent adjustment	2,399	2,310	3.9

Net interest income	499,848	552,070	(9.5)
Provision for losses on loans	921,963	184,665	399.3

Net interest income (loss) after provision for loan losses	(422,115)	367,405	(214.9)

Non-interest income:
Service charges on deposit accounts	58,401	54,461	7.2
Fiduciary and asset management fees	21,471	25,519	(15.9)
Brokerage and investment banking income	14,393	17,693	(18.7)
Mortgage banking income	23,912	13,847	72.7
Bankcard fees	26,436	26,417	0.1
Other fee income	16,412	21,266	(22.8)
Increase in fair value of private equity investments, net	8,090	4,946	63.6
Proceeds from sale of MasterCard shares	8,351	16,186	(48.4)
Proceeds from redemption of Visa shares	—	38,542	nm
Other non-interest income	19,122	28,798	(33.6)

Total non-interest income	196,588	247,675	(20.6)

Non-interest expense:
Salaries and other personnel expense	221,294	231,806	(4.5)
Net occupancy and equipment expense	62,374	61,337	1.7
FDIC insurance and other regulatory fees	43,060	12,250	251.5
Foreclosed real estate	218,734	21,558	nm
Losses on other loans held for sale	1,095	9,944	(89.0)
Visa litigation (recovery) expense	—	(17,430)	nm
Goodwill impairment	—	27,000	(100.0)
Professional fees	17,312	13,394	29.3
Restructuring charges	6,755	4,251	58.9
Other operating expenses	89,050	103,228	(13.7)

Total non-interest expense	659,674	467,338	41.2

Income (loss) before income taxes	(885,201)	147,742	nm
Income tax (benefit) expense	(164,220)	52,952	nm

Net income (loss)	(720,981)	94,790	nm

Net income (loss) attributable to non-controlling interest	2,620	1,697	54.4

Net income (loss) attributable to controlling interest	(723,601)	93,093	nm

Dividends and accretion of discount on preferred stock	28,417	—	nm

Net income (loss) available to common shareholders	$(752,018)	93,093	nm

Basic EPS	$(2.28)	0.28	nm

Diluted EPS	(2.28)	0.28	nm

Cash dividends declared per share	0.02	0.34	(94.1)

Return on average assets *	(4.17)%	0.56	(473	)bp
Return on average common equity *	(55.92)	5.41	nm

Average shares outstanding — basic	329,818	329,071	0.2%
Average shares outstanding — diluted	329,818	331,568	(0.5)

nm-	not meaningful

* -	ratios are annualized

5 of 9
Synovus
INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)

	2009		2008			2nd Quarter
	Second	First	Fourth	Third	Second	’09 vs. ’08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$385,710	387,574	441,749	456,400	459,274	(16.0)%
Interest expense	127,883	143,154	182,312	187,425	184,719	(30.8)

Net interest income (taxable equivalent)	257,827	244,420	259,437	268,975	274,555	(6.1)
Tax equivalent adjustment	1,219	1,181	1,412	1,177	1,134	7.5

Net interest income	256,608	243,239	258,025	267,798	273,421	(6.1)
Provision for losses on loans	631,526	290,437	363,867	151,351	93,616	nm

Net interest income (loss) after provision for loan losses	(374,918)	(47,198)	(105,842)	116,447	179,805	(308.5)

Non-interest income:
Service charges on deposit accounts	29,702	28,699	29,244	28,132	26,070	13.9
Fiduciary and asset management fees	10,657	10,815	11,168	12,095	12,898	(17.4)
Brokerage and investment banking income	7,521	6,871	7,528	7,898	9,206	(18.3)
Mortgage banking income	14,590	9,322	5,170	4,476	5,686	156.6
Bankcard fees	13,755	12,681	13,365	13,371	14,198	(3.1)
Net gains on sales of investment securities available for sale	—	—	45	—	—	nm
Other fee income	8,722	7,690	7,207	8,773	10,081	(13.5)
Increase in fair value of private equity investments, net	8,090	—	6,996	13,052	—	nm
Proceeds from sale of MasterCard shares	8,351	—	—	—	16,186	(48.4)
Other non-interest income	6,450	12,670	7,838	11,158	13,373	(51.8)

Total non-interest income	107,838	88,748	88,561	98,955	107,698	0.1

Non-interest expense:
Salaries and other personnel expense	109,315	111,979	112,586	114,535	109,676	(0.3)
Net occupancy and equipment expense	30,727	31,647	31,255	31,852	31,126	(1.3)
FDIC insurance and other regulatory fees	30,061	12,999	6,950	5,960	6,172	387.1
Foreclosed real estate	172,404	46,330	71,915	43,205	13,677	nm
Losses (gains) on other loans held for sale	1,160	(65)	(35)	—	9,944	(88.3)
Visa litigation (recovery) expense	—	—	(6,390)	6,347	—	nm
Goodwill impairment	—	—	442,730	9,887	27,000	nm
Professional fees	10,355	6,957	9,973	6,909	8,454	22.5
Restructuring charges	397	6,358	2,826	9,048	4,251	(90.7)
Other operating expenses	41,897	47,151	51,389	47,341	55,664	(24.7)

Total non-interest expense	396,316	263,356	723,199	275,084	265,964	49.0

Income (loss) before income taxes	(663,396)	(221,806)	(740,480)	(59,682)	21,539	nm
Income tax (benefit) expense	(79,143)	(85,077)	(106,435)	(24,211)	9,302	nm

Net income (loss)	(584,253)	(136,729)	(634,045)	(35,471)	12,237	nm

Net income (loss) attributable to non-controlling interest	2,677	(57)	1,365	4,650	138	nm

Net income (loss) attributable to controlling interest	(586,930)	(136,672)	(635,410)	(40,121)	12,099	nm

Dividends and accretion of discount on preferred stock	14,225	14,192	2,057	—	—	nm

Net income (loss) available to common shareholders	$(601,155)	(150,864)	(637,467)	(40,121)	12,099	nm

Basic EPS	$(1.82)	(0.46)	(1.93)	(0.12)	0.04	nm

Diluted EPS	(1.82)	(0.46)	(1.93)	(0.12)	0.04	nm

Cash dividends declared per common share	0.01	0.01	0.06	0.06	0.17	(94.1)

Return on average assets *	(6.76)%	(1.58)	(7.17)	(0.47)	0.14	nm
Return on average common equity *	(91.66)	(21.90)	(76.55)	(4.74)	1.40	nm

Average common shares outstanding — basic	329,850	329,785	329,691	329,438	329,173	0.2%
Average common shares outstanding — diluted	329,850	329,785	329,691	329,438	331,418	(0.5)

nm -	not meaningful

* -	ratios are annualized

Synovus	6 of 9

BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	June 30, 2009	December 31, 2008	June 30, 2008
ASSETS
Cash and due from banks	$442,702	524,327	674,834
Interest bearing funds with
Federal Reserve Bank	770,220	1,206,168	—
Interest earning deposits with banks	7,269	10,805	17,337
Federal funds sold and securities purchased under resale agreements	170,824	388,197	152,177
Trading account assets	20,687	24,513	20,204
Mortgage loans held for sale, at fair value	312,620	133,637	185,245
Other loans held for sale	34,938	3,527	6,365
Investment securities available for sale	3,560,192	3,770,022	3,692,136

Loans, net of unearned income	27,585,741	27,920,177	27,445,891
Allowance for loan losses	(918,723)	(598,301)	(417,813)

Loans, net	26,667,018	27,321,876	27,028,078

Premises and equipment, net	596,172	605,019	581,352
Goodwill	39,280	39,521	492,138
Other intangible assets, net	18,914	21,266	24,860
Other assets	1,708,834	1,737,391	1,352,575

Total assets	$34,349,670	35,786,269	34,227,301

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$3,861,782	3,563,619	3,553,342
Interest bearing deposits	23,562,032	25,053,560	22,475,010

Total deposits	27,423,814	28,617,179	26,028,352

Federal funds purchased and other short-term borrowings	1,580,259	725,869	2,287,910
Long-term debt	1,865,491	2,107,173	2,121,625
Other liabilities	424,943	516,541	336,731

Total liabilities	31,294,507	31,966,762	30,774,618

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	923,855	919,635	—
Common stock, par value $1.00 (2)	336,059	336,011	335,826
Additional paid-in capital	1,170,639	1,165,875	1,110,635
Treasury stock, at cost (3)	(114,146)	(114,117)	(114,075)
Accumulated other comprehensive income	105,520	129,253	30,190
Retained earnings	596,434	1,350,501	2,066,015

Total shareholders’ equity	3,018,361	3,787,158	3,428,591
Non-controlling interest in subsidiaries	36,802	32,349	24,092

Total equity	3,055,163	3,819,507	3,452,683

Total liabilities and shareholders’ equity	$34,349,670	35,786,269	34,227,301

(1)	Preferred shares outstanding: 967,870 at June 30, 2009 and December 31, 2008.

(2)	Common shares outstanding: 330,376,784; 330,334,111; and 330,153,646 at June 30, 2009, December 31, 2008, and June 30, 2008, respectively.

(3)	Treasury shares: 5,682,673; 5,676,830; and 5,672,221 at June 30, 2009, December 31, 2008 and June 30, 2008, respectively.

Synovus	7 of 9
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2009			2008
	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,353,382	3,455,091	3,549,643	3,548,227	3,437,320
Yield	5.16%	5.22	4.94	5.06	5.16
Tax-Exempt Investment Securities	$107,626	116,163	122,332	128,241	137,606
Yield (taxable equivalent)	7.08%	6.91	6.79	6.74	7.34
Trading Account Assets	$19,984	22,580	29,727	30,584	26,531
Yield	5.57%	6.02	5.10	6.77	5.88
Commercial Loans	$23,572,578	23,525,450	23,870,384	23,302,028	23,183,128
Yield	4.72%	4.77	5.46	5.78	5.96
Consumer Loans	$4,335,897	4,353,580	4,347,332	4,267,477	4,115,130
Yield	5.38%	5.50	5.88	6.19	6.29
Allowance for Loan Losses	$(663,355)	(627,110)	(473,875)	(422,331)	(397,392)

Loans, Net	$27,245,120	27,251,920	27,743,841	27,147,174	26,900,866
Yield	4.96%	5.01	5.63	5.95	6.12
Mortgage Loans Held for Sale	$268,933	247,937	98,362	108,873	157,049
Yield	4.94%	5.46	5.96	6.91	5.86
Federal Funds Sold, Due from Federal Reserve Bank and Other Short-Term Investments	$996,754	1,214,897	642,396	211,323	201,081
Yield	0.24%	0.31	0.60	1.88	1.83
Federal Home Loan Bank and Federal Reserve Bank Stock (1)	$132,346	117,205	121,994	122,088	119,061
Yield	0.54%	0.66	0.20	3.61	5.71

Total Interest Earning Assets	$32,124,145	32,425,793	32,308,295	31,296,510	30,979,514
Yield	4.83%	4.84	5.44	5.81	5.96

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,582,954	3,602,371	3,201,355	3,076,447	3,154,884
Rate	0.45%	0.49	0.80	1.07	1.10
Money Market Accounts	$6,241,764	6,272,015	6,129,751	6,771,080	6,826,724
Rate	1.24%	1.30	1.80	2.19	2.15
Savings Deposits	$477,752	452,206	442,623	457,526	461,970
Rate	0.15%	0.16	0.22	0.25	0.25
Time Deposits Under $100,000	$3,126,984	3,222,601	3,264,401	3,055,465	2,814,714
Rate	3.13%	3.41	3.64	3.69	3.97
Time Deposits Over $100,000	$5,355,736	5,555,084	5,386,772	4,731,468	4,316,454
Rate	3.04%	3.31	3.63	3.79	4.09
National Market Brokered Money Market Accounts	$1,885,214	2,073,734	1,982,179	1,271,113	1,082,008
Rate	0.75%	0.82	1.27	2.27	2.54
National Market Brokered Time Deposits	$3,203,546	3,718,570	4,549,172	3,968,783	3,495,947
Rate	3.09%	3.38	3.70	3.61	3.64

Total Interest Bearing Deposits	$23,873,950	24,896,581	24,956,253	23,331,882	22,152,701
Rate	1.96%	2.16	2.58	2.77	2.82
Federal Funds Purchased and Other Short-Term Liabilities	$1,166,785	578,717	876,330	1,459,097	2,302,986
Rate	0.36%	0.59	0.90	1.94	2.03
Long-Term Debt	$2,090,710	1,964,064	2,106,785	2,119,321	2,048,213
Rate	1.94%	2.07	3.44	3.32	3.44

Total Interest Bearing Liabilities	$27,131,445	27,439,362	27,939,368	26,910,300	26,503,900
Rate	1.89%	2.11	2.59	2.77	2.80

Non-Interest Bearing Demand Deposits	$3,812,876	3,611,958	3,508,753	3,463,563	3,448,794

Net Interest Margin	3.23%	3.05	3.20	3.42	3.57

*	Yields and rates are annualized.

(1)	Included as a component of Other Assets on the balance sheet

Synovus	8 of 9
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	June 30, 2009
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$838,795	3.0%	$23,050	1.5%
Hotels	1,026,163	3.7	236,087	15.8
Office Buildings	1,110,896	4.0	19,691	1.3
Shopping Centers	1,084,080	3.9	5,820	0.4
Commercial Development	735,834	2.7	44,373	3.0
Warehouses	491,944	1.8	5,729	0.4
Other Investment Property	609,313	2.2	16,647	1.1

Total Investment Properties	5,897,025	21.3	351,397	23.5

1-4 Family Construction	1,224,446	4.4	237,244	15.9
1-4 Family Perm / Mini-Perm	1,429,916	5.2	83,663	5.6
Residential Development	1,739,246	6.3	331,075	22.2

Total 1-4 Family Properties	4,393,608	15.9	651,982	43.7

Land Acquisition	1,619,395	5.9	188,919	12.7

Total Commercial Real Estate	11,910,028	43.1	1,192,298	79.9

Commercial , Financial, and Agricultural	6,545,088	23.7	158,720	10.7
Owner-Occupied	4,829,805	17.5	68,913	4.6

Total Commercial & Industrial	11,374,893	41.2	227,633	15.3
Home Equity	1,729,528	6.3	16,121	1.1
Consumer Mortgages	1,725,223	6.3	47,365	3.2
Credit Card	288,349	1.1	—	—
Other Retail Loans	586,029	2.1	6,850	0.5

Total Retail	4,329,129	15.8	70,336	4.8
Unearned Income	(28,309)	(0.1)	—	—

Total	$27,585,741	100.0%	$1,490,267	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		2Q09 vs. 4Q08		2Q09 vs. 2Q08
Loan Type	June 30, 2009	December 31, 2008	% change (1)	June 30, 2008	% change
Multi-Family	$838,795	589,708	85.2%	$532,345	57.6%
Hotels	1,026,163	965,886	12.6	755,125	35.9
Office Buildings	1,110,896	1,036,837	14.4	1,003,278	10.7
Shopping Centers	1,084,080	1,090,807	(1.2)	980,545	10.6
Commercial Development	735,834	763,962	(7.4)	816,482	(9.9)
Warehouses	491,944	461,402	13.3	423,465	16.2
Other Investment Property	609,313	614,149	(1.6)	564,549	7.9

Total Investment Properties	5,897,025	5,522,751	13.7	5,075,789	16.2

1-4 Family Construction	1,224,446	1,611,779	(48.5)	1,943,120	(37.0)
1-4 Family Perm / Mini-Perm	1,429,916	1,441,798	(1.7)	1,387,711	3.0
Residential Development	1,739,246	2,123,669	(36.5)	2,241,985	(22.4)

Total 1-4 Family Properties	4,393,608	5,177,246	(30.5)	5,572,816	(21.2)

Land Acquisition	1,619,395	1,620,370	(0.1)	1,650,334	(1.9)

Total Commercial Real Estate	11,910,028	12,320,367	(6.7)	12,298,939	(3.2)

Commercial , Financial, and Agricultural	6,545,088	6,747,928	(6.1)	6,689,206	(2.2)
Owner-Occupied	4,829,805	4,499,339	14.8	4,281,469	12.8

Total Commercial & Industrial	11,374,893	11,247,267	2.3	10,970,675	3.7
Home Equity	1,729,528	1,725,075	0.5	1,633,604	5.9
Consumer Mortgages	1,725,223	1,763,449	(4.4)	1,725,064	nm
Credit Card	288,349	295,055	(4.6)	299,850	(3.8)
Other Retail Loans	586,029	606,347	(6.8)	558,633	4.9

Total Retail	4,329,129	4,389,926	(2.8)	4,217,151	2.7
Unearned Income	(28,309)	(37,383)	(48.9)	(40,874)	(30.7)

Total	$27,585,741	27,920,177	(2.4)%	$27,445,891	0.5%

(1)	Percentage change is annualized.

Synovus	9 of 9
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2009		2008			2nd Quarter
	Second	First	Fourth	Third	Second	’09 vs. ’08
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$1,490,267	1,441,188	921,708	769,950	626,571	137.8%
Other Loans Held for Sale (1)	34,938	22,751	3,527	13,554	6,365	448.9
Other Real Estate	210,968	287,246	246,121	215,082	197,328	6.9
Nonperforming Assets	1,736,173	1,751,185	1,171,356	998,586	830,264	109.1

Allowance for Loan Losses	918,723	642,422	598,301	463,836	417,813	119.9

Net Charge-Offs — Quarter	355,224	246,314	229,402	105,328	70,652	402.8
Net Charge-Offs — YTD	601,538	246,314	469,195	239,793	134,465	347.4
Net Charge-Offs / Average Loans — Quarter (2)	5.09%	3.53	3.25	1.53	1.04
Net Charge-Offs / Average Loans — YTD (2)	4.31	3.53	1.71	1.18	0.99

Nonperforming Loans / Loans	5.40	5.20	3.30	2.78	2.28
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	6.24	6.25	4.16	3.58	3.00
Allowance / Loans	3.33	2.32	2.14	1.68	1.52
Allowance / Nonperforming Loans	61.65	44.58	64.91	60.24	66.68

Past Due Loans over 90 days and Still Accruing	31,018	31,316	38,794	49,868	39,614	(21.7)%
As a Percentage of Loans Outstanding	0.11	0.11	0.14	0.18	0.14

Total Past Dues Loans and Still Accruing	331,731	587,014	362,538	403,180	365,046	(9.1)
As a Percentage of Loans Outstanding	1.20	2.12	1.30	1.46	1.33

(1)	Represent other loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.

(2)	Ratio is annualized.
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)

	June 30, 2009	December 31, 2008	June 30, 2008
Tier 1 Capital	$2,862,225	3,602,848	2,891,831
Total Risk-Based Capital	3,836,713	4,674,476	3,987,595
Tier 1 Capital Ratio	9.52%	11.22	8.91
Tier 1 Common Equity	6.41%	8.33	8.88
Total Risk-Based Capital Ratio	12.76	14.56	12.29
Leverage Ratio	8.25	10.28	8.70
Common Equity as a Percentage of Total Assets (2)	6.21	8.10	10.09
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.05	7.95	8.71
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	6.90	8.84	9.05
Book Value Per Common Share (4)	6.45	8.78	10.46
Tangible Book Value Per Common Share (3)	6.28	8.60	8.89

(1)	Current quarter regulatory capital information is preliminary.

(2)	Common equity consists of Total Equity less Cummulative Perpetual Perferred Stock.

(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.

(4)	Book Value Per Common Share consists of Total Equity less Cummulative Perpetual Preferred Stock divided by total common shares outstanding.